                                                                    EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECURITIES EXCHANGE ACT RULE 13a-15(e)/15d-15(e) AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey L. Wright, certify that:

1.    I have reviewed this quarterly report on Form 10-Q of G&K Services, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. G&K Services, Inc.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for G&K Services, Inc., and have:

            (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to G&K Services, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            (b) evaluated the effectiveness of G&K Services, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            (c) disclosed in this report any change in G&K Services, Inc.'s internal control over financial reporting that occurred during G&K Services, Inc.'s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, G&K Services, Inc.'s internal control over financial reporting;

5. G&K Services, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to G&K Services, Inc.'s auditors and the audit committee of G&K Services, Inc.'s board of directors (or persons performing the equivalent functions):

            (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect G&K Services, Inc.'s ability to record, process, summarize and report financial information; and

            (b) any fraud, whether or not material, that involves management or other employees who have a significant role in G&K Services, Inc.'s internal control over financial reporting.

Date: May 6, 2005

                                    By: /s/ Jeffrey L. Wright
                                        ---------------------------------------
                                        Jeffrey L. Wright
                                        Senior Vice President and Chief
                                        Financial Officer
                                        (Principal Financial Officer)